SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2017

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210 Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of Stockholders of VASCO Data Security International, Inc. (the “Company”) was held June 14, 2017.

The shareholders of the Company voted on the following items at the Annual Meeting:

1.	To elect five directors to serve on the Board of Directors until the next annual meeting of shareholders and until his or her successor is duly elected and qualified, or until he or she resigns, dies or is removed ;

2.	An advisory vote on executive compensation;

3.	An advisory vote on the frequency of future advisory votes on executive compensation; and

4.	To ratify the appointment by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes regarding the election of the director nominees proposed by the Company’s Board of Directors were as follows:

	Shares Voted in Favor of	Shares Withholding Authority	Broker Non-Votes
T. Kendall Hunt	28,672,794	296,355	4,735,786
Michael P. Cullinane	27,484,520	1,484,629	4,735,786
John N. Fox, Jr.	28,098,041	871,108	4,735,786
Jean K. Holley	26,515,370	2,453,779	4,735,786
Matthew Moog	28,109,426	859,723	4,735,786

Based on the votes set forth above, the director nominees were duly elected.

The proposal to approve, on an advisory basis, the overall compensation of the Company’s named executive officers received the following votes:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
27,896,294	1,043,882	28,973	4,735,786

Based on the votes set forth above, the overall compensation of the Company’s named executive officers was approved.

The proposal to approve, on an advisory basis, the frequency for an advisory vote on the overall compensation of the Company’s named executive officers received the following votes:

Shares Voted For 1 Year	Shares Voted For 2 Years	Shares Voted For 3 Years	Abstentions	Broker Non-Votes
13,514,488	99,398	15,323,684	31,579	4,735,786

Based on the votes set forth above, the shareholders recommended holding an advisory vote on the overall compensation of the Company’s named executive officers every three years.

The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 received the following votes:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
33,513,310	129,963	61,662	4,735,786

Based on the votes set forth above, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was duly ratified.

Item 8.01	Other Events

On June 14, 2017, the Board of Directors of VASCO Data Security International, Inc. reviewed and evaluated the results of the proposal to approve, on an advisory basis, the frequency for a shareholder advisory vote on the overall compensation of the Company’s named executive officers.

Consistent with the results of the proposal, the Board of Directors determined future shareholder advisory votes on executive compensation will be every three years. Therefore, the Company shall submit the next advisory Say on Pay Vote at its 2020 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2017	VASCO Data Security International, Inc.

/s/ Mark S. Hoyt
Mark S. Hoyt
Chief Financial Officer